UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 11, 2013

ID PERFUMES, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	0-52675 (Commission File Number)	20-8837626 (IRS Employer Identification No.)

1250 E. Hallandale Beach Blvd
Suite 402
Hallandale, FL  33009
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (954) 320-7044

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This report contains forward-looking statements. The forward-looking statements are contained principally in the sections entitled These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements.

Also, forward-looking statements represent our estimates and assumptions only as of the date of this report. You should read this report and the documents that we reference and filed as exhibits to the report completely and with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

Section 1- Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On July 11, 2013 the Company entered into a Membership Interest and Exchange Agreement (the “Purchase Agreement”) with Gigantic Parfums LLC (“Gigantic”) and its members.  The Purchase Agreement provides in part for ID Perfumes to acquire all of the issued and outstanding membership interests of Gigantic in exchange for the issuance of 253,125 shares of common stock of ID Perfumes.   Upon execution of the Agreement,  holders of approximately 97% of the outstanding membership interests of Gigantic approved the transaction.  A total of 8,334 shares of ID Perfumes will be reserved for issuance to those members of Gigantic who have not consented to the Purchase Agreement as of the execution date.  A copy of the Purchase Agreement is attached hereto as Exhibit 10.1.   You are urged to review the agreement  in its entirety.

IZJD Corp. owns approximately 92.6% of the outstanding membership interests of Gigantic. Isaac Lekach is an officer and shareholder of IZJD Corp, serves as the chief executive officer and managing member of Gigantic  and serves as the president of ID Perfumes.  Rudford Hamon owns approximately 4.1%  of Gigantic’s outstanding membership interests.  Mr. Rudford Hamon is the president of Gigantic and serves as our  chief operating officer and executive vice president.  Approximately 3.3% of Gigantic’s outstanding membership interests are  owned by third party non-affiliate members.  Ilia Lekach, our chief executive officer is also a shareholder of IZJD.  Mr. Lekach owns 39.2% of our issued and outstanding shares of common stock and Isaac Lekach owns approximately 32.2% of ID’s common stock.

As a result of the transaction with Gigantic, Mr. Isaac Lekach, either individually or through IZJD will be issued an additional 234,374 shares of our common stock and Mr. Rudford Hamon will be issued 10,417 shares of common stock.  Mr. Isaac Lekach and Mr. Ilia Lekach, either directly or indirectly will own 3,162,766 shares of our common stock representing approximately 77%  of our issued and outstanding shares of common stock.

The Purchase Agreement closed on execution.  However, Gigantic is required to comply with certain conditions following closing.  Within 75 days following closing, Gigantic must deliver to ID Perfumes the Gigantic audited financial statements. If Gigantic cannot deliver the required financial statements,  ID Perfumes reserves the right to rescind the Purchase Agreement in its sole and absolute discretion.

DESCRIPTION OF BUSINESS

Gigantic is a Florida limited liability Company organized in September 2009.   Since inception, Mr. Hamon has served as Gigantic’s president and Mr. Isaac Lekach has served as Gigantic’s chief executive officer and managing member.  Gigantic secured a license to market and develop the Katy Perry fragrance line (the “License’”).  In June 2012 Gigantic assigned  the license to Coty, Inc. for cash and a ten year royalty equal to 1.5% of the Net Sales generated from any product sales attributable to the License (the “Royalty”).  Net sales is defined as gross sales less sales and value added tax, packaging and freight charges, trade and cash discounts, allowances and free goods granted plus returns and allowances, markdowns and credit for damaged goods.

In July 2013 Gigantic and Coty executed an amendment to the assignment agreement whereby Coty made a lump sum payment to Gigantic of $1,125,000 and Coty is no longer obligated to pay the royalty.  In an addition to the lump sum payment, Coty remitted a Royalty payment for the second quarter, ending June 30, 2013 based on estimated Net Sales ($3,700,000.00) less Gigantic’s debt ($24,000.00). According to the amendment assignment agreement, if the Estimated Net Sales is less than ninety percent (90%) of the actual Nest Sales, once calculated, Coty shall remain obligated to pay Gigantic the difference between such amounts. For clarification the payment made to Gigantic was $56,000.00 - $24,000.00 = $32,000.00.

With the payment by Coty to Gigantic,  Gigantic no longer has any business operations.  Management intends to use these funds to develop or acquire other fragrance lines and for working capital purposes.

About Coty

Coty is a global leader in fragrances.  Its strengths, scale and balance of  brands includes  all three key categories in the fragrances segment: Designer (including Calvin Klein, Marc Jacobs, Chloé, Roberto Cavalli, Balenciaga, Bottega Veneta and Guess?), Lifestyle (including Playboy and Davidoff) and Celebrity (including Jennifer Lopez and Beyoncé Knowles).

RISK FACTORS

THE RISKS AND UNCERTAINTIES DESCRIBED BELOW ARE NOT THE ONLY ONES WE FACE.  ADDITIONAL RISKS AND UNCERTAINTIES NOT PRESENTLY KNOWN OR THAT WE CURRENTLY DEEM IMMATERIAL MAY ALSO IMPAIR OUR BUSINESS OPERATIONS.  IF ANY OF THE FOLLOWING RISKS ACTUALLY OCCUR, OUR BUSINESS COULD BE MATERIALLY ADVERSELY AFFECTED. IN SUCH CASE, WE MAY NOT BE ABLE TO PROCEED WITH OUR PLANNED OPERATIONS AND YOUR INVESTMENT MAY BE LOST ENTIRELY.

There are conflicts of Interests.

The officers, members and principal members of Gigantic are also officers and principal shareholder of ID Perfumes. The number of  shares issued to the members of Gigantic was not negotiated at arm’s length.   Had this been an arm’s length agreement,  the number of ID  shares issuable to the Gigantic shareholders may have differed.

There was no independent valuation for Gigantic.

We did not retain the services of an independent party to evaluate the fairness of the transaction.   Management’s used its best efforts to value its common stock as consideration for the acquisition of the Gigantic membership interests.  There can be no assurance that any assumptions used by management were accurate and that an independent third party would not have come to a different conclusion.

Section 2- Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

See Information contained in Item 1.01

Section 3-Securities and Trading Markets

Item 3.02 Unregistered sales of Equity Securities.

Pursuant to the Exchange Agreement described in “Item 1.01” of this current report, on July 11, 2013  we issued or reserved for issuance a total of 253,125 shares of our common stock to the members of Gigantic Parfums, LLC representing approximately  5.6%  of our currently issued and outstanding shares of common stock in exchange for all of the outstanding membership interests in Gigantic Parfums  (The securities were issued under the exemption from registration provided by Section 4(2) of the Securities Act of 1933 and the rules and regulations promulgated thereunder. These issuances of securities did not involve a “public offering” based upon the following factors: (i) each of the issuances of the securities was a private transaction; (ii) a limited number of securities were issued to a limited number of offerees; (iii) there was no public solicitation; (iv) the investment intent of the offerees; and (v) the restriction on transferability of the securities issued.

Item 9.01 Financial Statement and Exhibits.

(a) Financial statements of business acquired.

The required financial statements will be filed y amendment on Form 8-k

(b) Pro forma financial information.

The Unaudited Pro Forma Financial Statements will be filed by amendment on Form 8-k.

(d) Exhibits.

Exhibit No.	Description
10.1	Membership Interest and Exchange Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ID PERFUMES, INC

Date: July 17, 2013	By:	/s/ Ilia Lekach
Ilia Lekach
Chief Executive Officer